LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage®, Lincoln Investor Advantage® Fee-Based,
 Lincoln Investor Advantage® Advisory

Supplement dated July 20, 2022 to the Updating Summary Prospectus for Current Contractowners
 dated May 1, 2022

This Supplement to your updating summary prospectus outlines important changes that become effective on and after August 22, 2022.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line item is added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek long-term capital appreciation.	LVIP Channing Small Cap Value Fund – Service Class	1.12%	N/A	N/A	N/A

Appendix B – Investment Requirements. If you have elected the Earnings Optimizer Death Benefit, you will be subject to the Investment Requirements outlined in the prospectus, The change outlined below is effective beginning August 22, 2022, and is added to the existing Investment Requirements in your updating summary prospectus. All other provisions of Investment Requirements remain unchanged.

The LVIP Channing Small Cap Value Fund is added to Group 1 – Unlimited Subaccounts.

Please retain this Supplement for future reference.